UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 14, 2011

VULCAN MATERIALS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	001-33841	20-8579133
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

1200 Urban Center Drive
Birmingham, Alabama 35242
(Address of principal executive offices) (zip code)

(205) 298-3000
Registrant's telephone number, including area code:

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01   Financial Statements and Exhibits.

Exhibits are filed herewith in connection with the issuance of $500,000,000 aggregate principal amount of 6.5% Notes due 2016 and $600,000,000 aggregate principal amount of 7.5% Notes due 2021 by Vulcan Materials Company (the “Company”) on June 14, 2011, pursuant to the Company’s automatic shelf registration statement on Form S-3 (File No. 333-174609) (the “Registration Statement”).

d)	Exhibits.

The following exhibits are incorporated by reference into the Registration Statement as exhibits thereto and are filed as part of this Current Report:

1.1
Underwriting Agreement, dated June 3, 2011, among the Vulcan Materials Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman Sachs & Co., as representatives of the several Underwriters.

4.1	Fourth Supplemental Indenture, dated as of June 14, 2011, between Vulcan Materials Company and Wilmington Trust Company, as Trustee.

5.1	Opinion of Lowenstein Sandler PC.

5.2	Opinion of Sullivan & Cromwell LLP.

23.1	Consent of Lowenstein Sandler PC (included as part of Exhibit 5.1).

23.2	Consent of Sullivan & Cromwell LLP (included as part of Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vulcan Materials Company

Date: June 14, 2011	By:		/s/ Robert A. Wason IV
		Name:	Robert A. Wason IV
		Title:	Senior Vice President,
General Counsel